                                 Page 1 of 7
                 OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                     Supplement dated July 1, 2005 to the
                        Prospectus dated July 30, 2004

This Supplement to the Prospectus replaces the Supplement dated April 21,
2005 and is in addition to the Supplements dated September 29, 2004 and April
8, 2005.

Effective  July 1, 2005,  the Fund has elected to be treated as a  corporation for  Federal  income tax  purposes  and  intends  to  qualify  as a  regulated investment  company  under the  provisions  of Subchapter M under the Internal
Revenue Code of 1986,  as amended.  The new tax  treatment  will simplify fund reporting  to  investors,  allowing  tax  reports  to be made on IRS Form 1099 instead of the more complex Schedule K-1.

The Fund has replaced its capital  account  structure  (allowing net increases and  decreases  in the net value of the  Fund's  assets to be  allocated  to a particular  investor's  individual  capital  account on a  generally  pro rata basis) with a standard  corporate-type  structure in which  shareholders  will participate  in the  Fund's  "general  account"  on the basis of the number of shares of the Fund  they hold  relative  to the  total  number of Fund  shares outstanding.  Shareholders  will be issued Fund shares equal in value to their capital  accounts on June 30, 2005.  Investors will no longer have  individual capital  accounts and will refer to their share balances when  calculating the value of an  investment  in the Fund.  The Fund's  limited  liability  company interests  have been  redenominated,  and are issued and sold, as the "Shares"
described in this  Supplement.  All previously  issued  "Interests"  have been redenominated as Shares.  Persons who are issued Shares by the Fund, and other persons  who  acquire  Shares  and are  admitted  to the Fund by its  Board of
Directors (the "Board"), will become "Shareholders."

The Fund has  established a program for the automatic  reinvestment of certain annual  distributions  that the Fund  will be  required  to  make.  Under  the
Fund's program,  when a shareholder's  distribution is reinvested,  additional
Fund shares will be issued to that  shareholder in an amount equal in value to the  distribution.  Unless  the Fund is  informed  otherwise  by notice to the
Administrator,   shareholders   will   be   enrolled   automatically   in  the
reinvestment   program.   Dividends  and  distributions  are  taxable  to  the
recipient  whether  they are  reinvested  in shares of the Fund or received as cash.

The Fund's  Board of Directors in June 2005  approved  the  conversion  of the
Incentive  Allocation  (as described in the Fund's  Prospectus  dated July 30,
2004) to an  Incentive  Fee. By  replacing  the  individual  investor  capital accounts  with a  general  Fund  account,  the  manner of  calculation  of the incentive  compensation  will  change  so that such  calculation  is made on a
Fund-wide  basis,  rather than separately for each member's  capital  account.
The Fund will not pay any additional  compensation  to the Adviser as a result
of  the   conversion  of  the  Incentive   Allocation  to  an  Incentive  Fee.
Notwithstanding  those technical  modifications  in the manner of calculation, the new  Incentive  Fee is intended to  replicate  substantially  the payments associated with the former Incentive Allocation.

The Prospectus is amended as follows:

1. The section  entitled  "MANAGEMENT  FEE AND INCENTIVE  ALLOCATION"  on page
iii is deleted in its entirety and replaced with the following:

      MANAGEMENT  FEE AND  INCENTIVE  FEE.  The Fund  will pay the  Adviser  a monthly  fee (the  "Management  Fee")  computed at the annual rate of 1.00% of the aggregate  value of  outstanding  Shares  determined as of the last day of the month  (before any  repurchases  of Shares or the accrual of the Incentive
Fee, described below). See "Management of the Fund--General."

      The  Adviser  (or  an   affiliated   company  of  the  Adviser  that  it
designates)  is also  entitled to receive a  performance-based  incentive  fee equal  to 5% of  the  net  profits  (taking  into  account  net  realized  and unrealized  gains or losses and net  investment  income or loss),  if any,  in excess of the "Preferred Return"  (described  below),  subject to reduction of that excess for prior losses that have not been previously  offset against net profits (the "Incentive  Fee").  The reduction for prior losses not previously offset by subsequent  profits  establishes what is typically  referred to as a
"high water mark".  The Incentive Fee will be accrued monthly and is generally payable  annually.  No incentive fee will be accrued or payable for any period unless losses from prior periods have been  recovered by the Fund. The Adviser is under no obligation to repay any Incentive Fee previously  paid by the Fund to the Adviser,  notwithstanding  subsequent  losses, but will reverse certain accruals as described  below.  For purposes of both the accrual and payment of the  Incentive  Fee,  the  Preferred  Return is equal to the  2-year  Treasury constant  maturity  rate as reported by the Board of  Governors of the Federal
Reserve System as of the last business day of the prior calendar year.

      As to the monthly  Incentive  Fee  accruals,  the Fund will  calculate a liability for the  Incentive  Fee each month based on the Fund's  performance.
The Fund's net asset value will be reduced or increased  each month to reflect this  calculation,  with an  increase  resulting  only from an offset of prior accruals.  If the Fund is in a net loss situation or has not recovered  losses from prior periods,  i.e., has not regained its high water mark) there will be no accrual or offset of prior  accruals  (and no Incentive  Fee will be paid).
If the  situation  arises,  the Fund will keep track of its high water mark or
"cumulative  loss" on a monthly basis.  In effect,  the Fund's net asset value will be decreased by these  accruals  during  periods of net profits in excess of the  Preferred  Return,  while net asset  value  will be  increased  by any offsets  of  previously  accrued  Incentive  Fees  resulting  from  subsequent losses.

      The Incentive  Fee presents  risks that are not present in funds without an incentive fee. The overall fees,  expenses and the Incentive Fee payable by the Fund or  indirectly  borne by its  investors  will be higher than the fees and expenses of most other  registered  investment  companies,  but  generally will be similar to those of many private  investment  funds and certain  other registered  investment  companies with investment policies similar to those of the Fund.  Because of the monthly  accrual of the  Incentive  Fee, an investor who buys  Shares  will pay a price per  Share  equal to the  Fund's  net asset value per Share  adjusted to reflect  accruals  during the course of the year.
To the  extent  accruals  are  offset  subsequently  as a result  of later net losses,  investors who purchased  Shares at the time a positive accrual was in
effect  will   benefit   disproportionately   from  the  offset   relative  to
Shareholders  who held Shares  during the period the  positive  accruals  were applied. See "Management of the Fund--Incentive Fee."

2. The section  entitled  "Taxation"  on page 10 is deleted and replaced  with the following:

       Prior to July 1,  2005,  the  Fund was  treated  as a  partnership  for
Federal income tax purposes.  As of that date, however, the Fund elected to be taxed as a  corporation  and  intends to qualify  as a  "regulated  investment
company"  under   Subchapter  M  of  the  Internal   Revenue  Code  (the  "Tax
Transition"),  so that the Fund is no  longer  treated  as a  partnership  for
Federal tax purposes.  As a regulated investment company under Subchapter M of the Internal  Revenue Code,  each year that the Fund  qualifies as a regulated investment company and distributes to its Shareholders  generally at least 90%
of its  "investment  company  taxable  income"  (as  defined in the Code,  but without regard to the dividends paid  deduction),  it will pay no U.S. federal income tax on the  earnings  or capital  gains it  distributes.  This avoids a
"double  tax" on that  income and net capital  gains  since  holders of Shares normally  will be taxed on the  dividends  and net capital  gains they receive from the Fund  (unless  their  Shares are held in a  retirement  account  that permits tax deferral or the holder is otherwise  exempt from tax).  Tax-exempt
U.S.  investors will not incur unrelated  business taxable income with respect to an  investment  in  Shares if they do not  borrow  to make the  investment.
Certain requirements under Subchapter M and additional  information  regarding the Fund's new tax  treatment  are  described  below in this  prospectus.  See
"Taxes"  and  "General  Information."  No material  changes in the  investment program or day-to-day  management of the Fund are  contemplated  in connection with the new tax treatment.

As a result of the Tax  Transition,  the Fund's tax reporting to  shareholders will now be made on IRS Form 1099  instead of Schedule  K-1.  For the calendar year ending  December 31, 2005, you may receive  reports from the Fund on both
Schedule  K-1 and Form 1099,  depending on when you are or were an investor in the Fund. See "Taxes."

3.  The second full paragraph on page 22 is revised to read as follows:

      Considerations   for  ERISA   Plans  and  Other   Tax-Exempt   Entities.
Investors  subject to the Employee  Retirement Income Security Act of 1974, as
amended ("ERISA"),  and other tax-exempt entities,  including employee benefit plans,  Individual  Retirement  Accounts  and  401(k)  and  Keogh  Plans,  may
purchase  Shares.  The  Fund's  assets  should not be  considered  to be "plan assets"  for  purposes  of ERISA's  fiduciary  responsibility  and  prohibited transaction rules or similar  provisions of the Code. For further  information regarding an investment in the Fund by investors  subject to ERISA, see "ERISA
Considerations"  in the SAI. Because the Fund and the Portfolio Funds in which it invests may use leverage,  a tax-exempt  investor who was an investor prior to the Tax  Transition may incur income tax liability to the extent the Fund's transactions  were  treated  as  giving  rise to  unrelated  business  taxable income.  Because  the Fund has  elected  to be  taxed  as a  corporation  (and intends to qualify as a "regulated  investment  company" under Subchapter M of the Internal  Revenue Code of 1986,  as amended),  tax-exempt  U.S.  investors will no  longer  incur  unrelated  business  taxable  income  as a result of a leveraged  investment  by  the  Fund  or a  Portfolio  Fund.  If,  however,  a tax-exempt  investor  finances  its  investment  in the Fund  with  debt,  the dividend  income paid by the Fund and  generally any gain realized on the sale of Fund Shares would give rise to unrelated  business  taxable  income to such tax-exempt investor. See "Taxes."

4. The first  paragraph under the section  entitled  "CALCULATION OF NET ASSET
VALUE"  beginning on page 35 is deleted in its entirety and replaced  with the following:

      The Fund sells its  Shares at their  offering  price,  which is equal to the "net  asset  value"  per  Share.  The net asset  value of the Fund will be computed as of the close of business on the following  days:  (i) the last day of each  fiscal  year which is also the last day of each  taxable  year (March
31),  (ii) the day  preceding  the date as of which any Shares of the Fund are purchased,  or (iii) any day as of which the Fund repurchases any Shares.  The
Fund's  net  asset  value  is  the  value  of  the  Fund's   assets  less  its
liabilities,  and its net asset  value per Share  equals  that net asset value divided by the number of then issued and outstanding Shares.

5. The section  entitled  "CAPITAL  ACCOUNTS"  beginning on page 36 is deleted in its  entirety.  The  section  entitled  "TAXES"  beginning  on  page  38 is supplemented by the following:

                      DIVIDENDS, CAPITAL GAINS AND TAXES

         This  information  is only a summary  of certain  federal  income tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Dividends.  The  amount of any  dividends  the Fund  pays may vary over  time, depending  on market  conditions,  the  composition  of the Fund's  investment portfolio,  the expenses borne by the Fund's shares, any distributions made to the  Fund  by the  underlying  Portfolio  Funds  or  Portfolio  Accounts,  and applicable  distribution  requirements  imposed  on the Fund by  Subchapter  M under the Internal Revenue Code.  Nonetheless,  the Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains  Distributions.  A Portfolio  Fund may realize  capital gains on the sale of portfolio securities.  If it does, the Fund may make distributions out of any net short-term  capital gains (taxable at ordinary income rates) or long-term capital gains,  normally in December of each year. The Fund may make supplemental  distributions  of dividends and capital gains  following the end of its  fiscal  year.  There  can be no  assurance  that the Fund will pay any capital gains distributions in a particular year.

Choice for Receiving Distributions. When you open your account, specify on your application how you want to receive your dividends and distributions.
Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member's distribution is reinvested, additional Fund shares will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund.

            Dividends and distributions are taxable to Members, as discussed below, whether they are reinvested in shares of the Fund or received in cash.
Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Fund shares
(provided that a minimum account balance of $50,000, as of the date that the
Fund values shares for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact OppenheimerFunds Services at 1.800.858.9826 to complete the necessary instructions. Shareholders who held Shares prior to July 1, 2005 will be enrolled in this program unless they elect otherwise by notice to the
Administrator.

TAXES

            Prior to July 1, 2005, the Fund was treated as a partnership for
Federal income tax purposes.  As of that date, however, the Fund elected to be taxed as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Tax
Transition"), so that the Fund is no longer treated as a partnership for
Federal tax purposes.  (The election of the Fund to be taxed as a corporation for Federal income tax purposes should not be a taxable event to the
Members.)  Certain requirements under Subchapter M and additional information regarding the Fund's new tax treatment are described below in "Tax Treatment after the Tax Transition."

TAX TREATMENT AFTER THE TAX TRANSITION

            The Fund  intends  to qualify as a  regulated  investment  company under  Subchapter M of the Internal  Revenue  Code. In each year that the Fund so  qualifies,  it will pay no federal  income tax on the  earnings or capital gains it distributes to its  shareholders.  This avoids a "double tax" on that income and capital  gains,  since  shareholders  normally will be taxed on the dividends  and capital  gains they receive  from the Fund  (unless  their Fund shares  are held in a  retirement  account  or the  shareholder  is  otherwise
exempt  from  tax).   Tax-exempt  U.S.  investors  will  not  incur  unrelated
business  taxable  income as a result of a leveraged  investment  by the Fund.
If, however,  a tax-exempt  investor  finances its investment in the Fund with debt, the dividend  income paid by the Fund and generally any gain realized on the sale of Fund Shares would give rise to unrelated  business  taxable income to such tax-exempt  investor.  The Investment Manager shall be responsible for
reviewing,   analyzing  and   interpreting  the  format  and  content  of  the
compliance reports,  and shall be responsible for assessing whether Fund is in compliance with  applicable  requirements  under  Subchapter M of the Internal
Revenue Code.

You should be aware of the  following  tax  implications  of  investing in the
Fund:

o     Whether  tax-exempt  investors  receive  them in cash or reinvest  them, dividends  and capital  gains  distributions  may be subject to state and local taxes.
o     Dividends paid from net investment  income and short-term  capital gains are taxable as ordinary  income.  For taxable  years  beginning on or before December 31, 2008,  dividends paid from net investment taxable income  that  are  designated  by the  Fund  as  being  derived  from
         "qualified  dividend  income" are taxable to individuals at the rates applicable to long-term  capital gains.  Distributions  of the Fund's long-term  capital gains are taxable as long-term  capital gains.  It does not matter how long you have held your shares.
o     Every  calendar  year the  Fund  will  send you and the IRS a  statement showing the amount of any  taxable  dividends,  including  the amount that qualifies as qualified dividend income, and other  distributions the  Fund  paid  to  you in  the  previous  calendar  year.  The  tax
         information  the  Fund  sends  you  will   separately   identify  any
         long-term capital gains distribution the Fund paid to you.
o     Because the Fund's share prices  fluctuate,  you may have a capital gain or loss when your shares are  repurchased  or you  exchange  them.  A capital  gain or loss is the  difference  between  the price you paid for the shares  and the price you  received  when they were  accepted for  repurchase or exchange.  Generally,  when shares of the Fund you have tendered are  repurchased,  you must  recognize any capital gain or  loss  on  those  shares.  Capital  gains  will  be  long-term  or short-term depending on how long you have held the shares.
o     If you buy shares on the date or just before the date the Fund  declares a capital  gains  distribution,  a portion of the purchase  price for the shares will be returned to you as a taxable distribution.
o     You should  review the more detailed  discussion  of federal  income tax considerations in the Statement of Additional Information.

Returns of Capital  Can Occur.  In certain  cases,  distributions  made by the
Fund may be considered a non-taxable  return of capital to  shareholders.  The
Fund will identify returns of capital in shareholder notices.

Subchapter  M  Requirements.  Satisfaction  of the various  tests that must be met to maintain the Fund's tax status as a regulated  investment company under
Subchapter M of the Internal  Revenue Code requires  significant  support from the underlying  Portfolio  Funds. In addition,  as a related matter,  the Fund is required each December to make certain "excise tax"  calculations  based on income  and  gain  information  that  must be  obtained  from  the  underlying
Portfolio  Funds.  The risks of not receiving  accurate  information  from the
Portfolio  Funds are failing to satisfy the Subchapter M  qualification  tests and incurring the excise tax on undistributed income.

July 1, 2005                                              PS0371.008

            OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                Supplement dated July 1, 2005 to the
      Statement of Additional Information dated July 30, 2004

This  Supplement to the Statement of  Additional  Information  is in
addition to the Supplement dated June 15, 2004.

Effective  July 1,  2005,  the Fund has  elected  to be treated as a
corporation  for  Federal  income  tax  purposes,   and  intends  to
qualify as a regulated  investment  company under the  provisions of
Subchapter  M under the Internal  Revenue  Code of 1986,  as amended
(referred  to  herein  as  the  "Tax   Transition").   The  new  tax
treatment  will simplify fund  reporting to investors,  allowing tax reports  to be made on IRS Form  1099  instead  of the more  complex
Schedule K-1.

The Fund has replaced its capital  account  structure  (allowing net increases  and  decreases  in the net value of the Fund's  assets to be allocated to a particular  investor's  individual capital account on a  generally  pro  rata  basis)  with a  standard  corporate-type structure  in which  shareholders  will  participate  in the  Fund's
"general  account"  on the basis of the number of shares of the Fund
they   hold   relative   to  the  total   number   of  Fund   shares
outstanding.  Shareholders  will be  issued  Fund  shares  equal  in value to their  capital  accounts on June 30, 2005.  Investors  will no longer have individual  capital  accounts and will refer to their share  balances when  calculating  the value of an investment in the
Fund.  The Fund's  limited  liability  company  interests  have been redenominated,  and are issued and sold,  as the "Shares"  described in this  supplement.  All previously  issued  "Interests"  have been redenominated  as  Shares.  Persons  who are  issued  Shares  by the
Fund,  and other persons who acquire  Shares and are admitted to the
Fund  by  its  Board  of  Directors  (the   "Board"),   will  become
"Shareholders."

The Fund has  established a program for the  automatic  reinvestment of certain  annual  distributions  that the Fund will be required to make.  Under the Fund's program,  when a shareholder's  distribution is  reinvested,  additional  Fund  shares  will  be  issued  to that shareholder  in an  amount  equal  in  value  to  the  distribution.
Unless   the  Fund  is   informed   otherwise   by   notice  to  the
Administrator,  shareholders  will be enrolled  automatically in the reinvestment  program.  Dividends and  distributions  are taxable to the recipient  whether they are  reinvested in shares of the Fund or received as cash.

The Fund's Board of Directors in June 2005  approved the  conversion of the Incentive  Allocation (as described in the Fund's  Prospectus dated  July  30,  2004)  to  an  Incentive  Fee.  By  replacing  the individual  investor  capital  accounts with a general Fund account, the  manner  of  calculation  of  the  incentive  compensation  will change  so that  such  calculation  is made  on a  Fund-wide  basis, rather  than  separately  for each  member's  capital  account.  The
Fund will not pay any  additional  compensation  to the Adviser as a
result  of  the  conversion  of  the  Incentive   Allocation  to  an
Incentive Fee.  Notwithstanding  those  technical  modifications  in the manner of  calculation,  the new  Incentive  Fee is  intended to replicate  substantially  the  payments  associated  with the former
Incentive Allocation.

The Statement of Additional Information is changed as follows:

      The   section   entitled   "TAX   ASPECTS"   on   page  26  is
supplemented by the following:

Prior to July 1, 2005, the Fund was treated as a partnership for
Federal income tax purposes.  As of that date, however, the Fund elected to be taxed as a corporation and intends to qualify as a
"regulated investment company" under Subchapter M of the Internal
Revenue Code (the "Tax Transition").

Prior to the Tax Transition, the Fund's treatment as a partnership for Federal income tax purposes did not subject the Fund itself to
Federal income tax.  The Fund will file an annual partnership information return for 2005 with the Service which reports the results of operations for the period prior to the Tax Transition.
Each investor who was an investor prior to that date is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net
short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Shareholders holding shares of the Fund for any period on or after
July 1, 2005 will be subject in respect of the shares to the following tax aspects of the Fund.  Shareholders holding shares of the Fund both before and on or after July 1, 2005 will be subject to both the tax treatment described above and in the following section.

TAX TREATMENT AFTER THE TAX TRANSITION

This  summary of  certain  aspects  of the U.S.  Federal  income tax treatment  of the Fund is based upon the  Internal  Revenue  Code of
1986,  as  amended  (the  "Code"),   judicial  decisions,   Treasury
Regulations  and rulings in  existence  on the date  hereof,  all of which are  subject to change.  This  summary  does not  discuss  the impact of various  proposals  to amend the Code,  which could change certain  of the  tax  consequences  of an  investment  in the  Fund.
References  in this  summary to the tax  consequences  of the Fund's investments,  activities,  income,  gain and loss include the direct investments,  activities,  income,  gain  and  loss of the  Fund and those  indirectly  attributable to the Fund as a result of investing in the underlying funds.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

As a regulated investment company, the Fund is not subject to U.S.
Federal income tax on the portion of its investment company
taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to
shareholders. That qualification enables the Fund to "pass
through" its distributed income and net capital gains to
shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does did not qualify as a regulated investment company during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for
payments made to shareholders during that period.

To  qualify  as  a  regulated  investment  company,  the  Fund  must distribute at least 90% of its  investment  company  taxable  income for the  taxable  year.  The Fund must also  satisfy  certain  other requirements  of the  Code,  some  of  which  are  described  below.
Distributions  by the Fund made  during the taxable  year or,  under specified  circumstances,  within  twelve  months after the close of the taxable  year,  will be considered  distributions  of income and
gains  for  the  taxable  year  and  will  therefore   count  toward
satisfaction of the above-mentioned requirement.

To qualify as a regulated  investment company,  the Fund must derive at least 90% of its gross income each  taxable year from  dividends, interest,  certain payments with respect to securities loans,  gains from the  sale or  other  disposition  of  stock  or  securities  or foreign  currencies  (to the extent such currency gains are directly related to the regulated  investment  company's  principal  business of investing in stock or securities) and certain other income.

In addition to satisfying  the  requirements  described  above,  the
Fund  must  satisfy  an  asset  diversification  test  in  order  to qualify as a regulated  investment company.  Under that test, at the close of each quarter of the Fund's  taxable  year,  at least 50% of the  value  of the  Fund's  assets  must  consist  of cash  and cash items,  U.S.  Government  securities,  securities of other regulated investment  companies,  and  securities  of "other  issuers."  As to each of  those  "other  issuers,"  the Fund  must not have  invested more than 5% of the value of the Fund's total  assets in  securities of each  such  issuer  and the Fund  must not hold  more than 10% of
the  outstanding   voting   securities  of  each  such  issuer.   In
addition,  no more than 25% of the value of the Fund's  total assets may be  invested  in the  securities  of any one issuer  (other than
U.S.  Government   securities  and  securities  of  other  regulated
investment  companies)  or in two or more  issuers  which  the  Fund controls  and which are  engaged  in the same or  similar  trades or businesses  or related  trades or  businesses.  For purposes of this test,  obligations  issued or  guaranteed  by  certain  agencies  or instrumentalities  of  the  U.S.  Government  are  treated  as  U.S.
Government securities.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

Under  the  Code,  by  December  31 of  each  year,  the  Fund  must distribute,  or be  deemed to have  distributed,  an amount at least equal  to the  sum of (1) 98% of its  ordinary  income  earned  from
January 1 through  December 31 of that year,  (2) 98% of its capital gains  realized  in the  period  from  November  1 of the prior year through  October 31 of the current  year,  and (3) all such ordinary
income  and  capital   gains  for  previous   years  that  were  not
distributed  during those  years.  If it does not, the Fund must pay a non-deductible  4% excise tax on the amounts not  distributed.  It
is   presently   anticipated   that  the  Fund   will   meet   those
requirements.  To  meet  these  requirements,  the  Fund  might,  in
certain   circumstances,   be   required  to   liquidate   portfolio
investments to make  sufficient  distributions.  However,  the Board and the  Investment  Manager  might  determine in a particular  year that it would  be in the  best  interests  of  shareholders  for the
Fund not to make such  distributions  at the required  levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital  gains  available  for  distribution to shareholders.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

If, in any  taxable  year,  the Fund fails to qualify as a regulated investment  company  under the  Code,  the Fund will be taxed in the same  manner as an ordinary  corporation  and  distributions  to its shareholders  will not be  deductible  by the Fund in computing  its taxable  income.  In addition,  in the event of a failure to qualify as a regulated  investment  company,  the Fund's  distributions,  to the extent derived from the Fund's  current or accumulated  earnings and profits,  will  constitute  dividends,  which will  generally be
eligible  for  the  dividends   received   deduction   available  to
corporate  shareholders.  Furthermore,  in  such  event,  individual shareholders  of the Fund  would  generally  be able to  treat  such distributions  as "qualified  dividend  income" eligible for reduced rates of U.S.  Federal  income  taxation in taxable years  beginning on or before December 31, 2008.

DISTRIBUTIONS

Dividends paid out of the Fund's  investment  company taxable income will be taxable to a  shareholder  as ordinary  income to the extent of the Fund's  earnings and  profits,  whether  such  dividends  are paid in cash or  reinvested in  additional  shares.  If a portion of the Fund's income  consists of dividends  paid by U.S.  corporations
(other than REITs),  a portion of the dividends  paid by the Fund to corporate  shareholders may be eligible for the corporate  dividends received deduction.  In addition,  for taxable years beginning on or before  December  31,  2008,  distributions  of  investment  company taxable  income  that are  designated  by the Fund as  derived  from qualified  dividend  income  are taxed to  individuals  at the rates applicable to long-term  capital  gain.  Qualified  dividend  income
generally   includes   dividends  from  domestic   corporations  and
dividends  from foreign  corporations  that meet  certain  specified criteria.  Certain  holding  period and other  requirements  must be met by both the  shareholder  and the Fund for  distributions  to be eligible  for the  corporate  dividends  received  deduction  or the preferential  individual tax rates that apply to qualified  dividend income,  as the case may be.  Distributions  of net capital gain, if
any,   designated  as  capital  gain  dividends  are  taxable  to  a shareholder  as long-term  capital gain,  regardless of how long the shareholder has held Fund shares.  Long-term  capital gain rates for individuals have been  temporarily  reduced to 15% (with lower rates for  individuals  in the 10%  and 15%  rate  brackets)  for  taxable years  beginning on or before  December 31, 2008. A distribution  of an amount in excess of the Fund's current and  accumulated  earnings and  profits  will  be  treated  by a  shareholder  as a  return  of capital,  which is applied  against and  reduces  the  shareholder's basis in his  shares.  To the  extent  that the  amount  of any such distribution  exceeds the  shareholder's  basis in his  shares,  the excess  will be  treated by the  shareholder  as gain from a sale or exchange  of  the  shares.  Distributions  will  be  treated  in the manner  described  above  regardless  of whether such  distributions are paid in cash or invested in additional shares.

The Fund may  elect to  retain  its net  capital  gain or a  portion thereof  for  investment  and be  taxed  at  corporate  rates on the amount  retained.  In  such  case,  it may  designate  the  retained
amount  as   undistributed   capital   gains  in  a  notice  to  its
shareholders,   who  will  be   treated   as  if  each   received  a
distribution  of its pro rata  share of such  gain,  with the result that each  shareholder  will (i) be  required to report its pro rata share of such gain on its tax  return  as  long-term  capital  gain,
(ii) receive a  refundable  tax credit for its pro rata share of tax paid by the Fund on the gain and  (iii)  increase  the tax basis for its shares by an amount  equal to the deemed  distribution  less the tax credit.

Dividends   designated   by  the  Fund  and  received  by  corporate
shareholders  of the Fund will  qualify for the  dividends  received deduction  to the extent of  qualifying  dividends  received  by the
Fund from  domestic  corporations  for the taxable  year. A dividend received  by the Fund will not be treated as a  qualifying  dividend
(1) if the Fund fails to meet certain  holding  period  requirements for the  stock on which  the  dividend  is paid,  (2) to the  extent that the Fund is under an obligation  to make related  payments with respect to positions in substantially  similar or related  property, or (3) to the  extent  the  stock on which the  dividend  is paid is
treated  as  debt  financed.   Moreover,   the  dividends   received
deduction   may  be   disallowed   or  reduced   if  the   corporate
shareholder  fails  to  satisfy  the  foregoing   requirements  with
respect to shares of the Fund or by applications of the Code.

Shareholders  will  be  notified  annually  as to the  U.S.  Federal income  tax  status of  distributions,  and  shareholders  receiving distributions  in the  form of  additional  shares  will  receive  a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other  disposition  of shares  in the Fund  which a shareholder  holds as a capital asset,  the  shareholder may realize a  capital  gain  or  loss  in an  amount  equal  to the  difference between  the amount  realized  and the  shareholder's  adjusted  tax basis in the shares  sold.  Such gain or loss will be  long-term  or short-term,  depending  upon the  shareholder's  holding  period for the  shares.  Generally,  a  shareholder's  gain or  loss  will be a long-term  gain or loss if the  shares  have been held for more than one year.

Any loss  realized on a sale or exchange  will be  disallowed to the extent that the shares disposed of are replaced  (including  through reinvestment  of dividends)  within a period of 61 days beginning 30 days before and ending 30 days after  disposition of the shares.  In such a case,  the basis of the shares  acquired  will be adjusted to reflect the  disallowed  loss. Any loss realized by a shareholder on a  disposition  of  Fund  shares  held  by the  shareholder  for six months or less will be treated as a  long-term  capital  loss to the extent of any capital  gain  dividends  received by the  shareholder
(or amounts  credited as  undistributed  capital gains) with respect to such shares.

Under recently  promulgated Treasury  regulations,  if a shareholder recognizes  a loss with  respect to shares of $2 million or more for an  individual  shareholder  or $10  million or more for a corporate shareholder,  the  shareholder  must  attach to its tax  return  and also  separately  file with the Internal  Revenue  Service ("IRS") a disclosure  statement  on IRS  Form  8886.  Direct  shareholders  of
portfolio   securities   are  in  many  cases   excepted  from  this
reporting requirement,  but under current guidance,  shareholders of a regulated  investment  company are not excepted.  Future  guidance may extend the current  exception  from this  reporting  requirement to shareholders of most or all regulated investment  companies.  The fact that a loss is  reportable  under  these  regulations  does not affect the legal  determination of whether the taxpayer's  treatment of the  loss  is  proper.  Shareholders  should  consult  their  tax advisors to determine  the  applicability  of these  regulations  in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

Certain of the  Fund's  hedging  and  derivatives  transactions  are subject to special and complex U.S.  Federal  income tax  provisions that may,  among other things,  (i)  disallow,  suspend or otherwise limit the allowance of certain  losses or  deductions,  (ii) convert lower taxed  long-term  capital  gain into higher  taxed  short-term capital gain or ordinary  income,  (iii) convert an ordinary loss or a  deduction  into a  capital  loss (the  deductibility  of which is more  limited),  (iv)  cause  the Fund to  recognize  income or gain without a  corresponding  receipt of cash, (v) adversely  affect the time  as to  when a  purchase  or sale of  stock  or  securities  is deemed to occur and (vi)  adversely  alter the  characterization  of
certain   complex   financial   transactions.   These   rules  could
therefore  affect the character,  amount and timing of distributions to  shareholders.  The Fund will  monitor its  transactions  and may make  certain  tax  elections  in order to  mitigate  the  effect of these provisions.

OTHER INVESTMENTS

The Fund may  invest in debt  obligations  purchased  at a  discount with the result that the Fund may be  required to accrue  income for
U.S.  Federal  income  tax  purposes  before  amounts  due under the obligations  are  paid.  The Fund may also  invest in  domestic  and
foreign  "high  yield"   securities.   A  portion  of  the  interest
payments on such high yield  securities  may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of  investing in  securities  purchased at a discount or any other  investment  that produces income that is not matched by a corresponding  cash  distribution  to the  Fund,  the Fund  could be required to include in current  income it has not yet received.  Any such  income  would be  treated  as  income  earned  by the Fund and therefore would be subject to the  distribution  requirements of the
Code.  This  might  prevent  the Fund from  distributing  90% of its investment  company  taxable income as is required in order to avoid
Fund-level  U.S.  Federal income  taxation on all of its income,  or might  prevent the Fund from  distributing  enough  ordinary  income and capital gain net income to avoid  completely  the  imposition of the excise  tax. To avoid this  result,  the Fund may be required to
borrow  money  or  dispose  of   securities   to  be  able  to  make
distributions to its shareholders.

PASSIVE FOREIGN INVESTMENT COMPANY

If  the  Fund  purchases  shares  in a  passive  foreign  investment company (a "PFIC"),  the Fund may be subject to U.S.  Federal income tax on a  portion  of any  "excess  distribution"  or gain  from the disposition  of such shares even if such income is  distributed as a taxable  dividend  by  the  Fund  to  its  shareholders.  Additional charges  in the  nature of  interest  may be  imposed on the Fund in respect  of  deferred  taxes  arising  from  such  distributions  or gains.  If the Fund  were to invest in a PFIC and elect to treat the
PFIC as a "qualified  electing  fund" under the Code (a "QEF"),  the
Fund would be required,  in lieu of the foregoing  requirements,  to include in income each year a portion of the  ordinary  earnings and net capital gain of the QEF,  even if not  distributed  to the Fund.
The Fund  may not be able to make  this  election  with  respect  to many  PFICs  because of certain  requirements  that the PFICs  would
have  to   qualify.   Alternatively,   the  Fund   could   elect  to
mark-to-market  at the end of each  taxable  year  its  shares  in a
PFIC.  In this case,  the Fund would  recognize  as ordinary  income any increase in the value of such shares,  and as ordinary  loss any decrease  in such  value,  to the  extent  it did not  exceed  prior increases  in  income.  Under  either  election,  the Fund  might be required to  recognize  income in excess of its  distributions  from
PFICs and its proceeds  from  dispositions  of PFIC stock during the applicable  year and such income  would  nevertheless  be subject to the  Distribution  Requirement  and would be taken into  account for purposes of the 4% excise tax (described above).

SECTION 1256 CONTRACTS

The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A
Section 1256 Contract includes certain regulated futures
contracts, certain non-U.S. currency forward contracts, and
certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the
Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256
Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in
computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

FOREIGN CURRENCY TRANSACTIONS

To the extent that its investments are made in securities
denominated in a non-U.S. currency, gain or loss realized by the
Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar.
Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the
Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S.
currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues
interest or other receivable or accrues expenses or other
liabilities denominated in a non-U.S. currency and the time the
Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

The Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency
regulated futures contracts and option contracts that qualify as
"Section 1256 Contracts" (see "Section 1256 Contracts" above), will not be subject to ordinary income or loss treatment under
Section 988. However, if the Fund acquires foreign currency
futures contracts or option contracts that are not Section 1256
Contracts, or any foreign currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii)
an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

UNRELATED BUSINESS TAXABLE INCOME

Generally,  an  exempt  organization  is exempt  from  U.S.  Federal income tax on its  passive  investment  income,  such as  dividends, interest and capital  gains.  This general  exemption  from tax does not apply to the "unrelated  business  taxable  income"  ("UBTI") of an exempt  organization.  Generally,  income and gain  derived by an exempt  organization  from the ownership  and sale of  debt-financed property  is UBTI and,  thus,  taxable  in the  proportion  to which such property is financed by "acquisition  indebtedness"  during the relevant period of time.  Tax-exempt  U.S.  investors will not incur
UBTI as a result of leveraged  investment  activities on the part of the Fund,  although  a  tax-exempt  investor  may  incur  UBTI if it borrows to acquire  shares.  Tax-exempt  U.S.  persons  are urged to consult  their own tax  advisors  concerning  the U.S.  Federal  tax consequences of an investment in the Fund.

FOREIGN TAXES

Investment  income  that may be  received  by the Fund from  sources within  foreign  countries may be subject to foreign taxes  withheld at the source.  Tax conventions  between  certain  countries and the
United  States may reduce or  eliminate  such  taxes.  The Fund will not be eligible to "pass  through"  to its  shareholders  the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

BACKUP WITHHOLDING

The Fund may be required to withhold  U.S.  Federal  income tax from all  distributions  and redemption  proceeds payable to shareholders
who  fail  to  provide   the  Fund  with  their   correct   taxpayer
identification  number or to make  required  certifications,  or who have  been  notified  by the IRS that  they are  subject  to  backup withholding.  The  withholding  percentage  is 28% until 2011,  when
the  percentage  will  increase  to  31%  (unless   Congress  enacts
legislation  otherwise).  Corporate  shareholders  and certain other shareholders  specified in the Code  generally  are exempt from such backup  withholding.  This withholding is not an additional tax. Any amounts  withheld  may be credited  against the  shareholder's  U.S.
Federal income tax liability,  provided the required  information is
furnished   to  the  IRS.   To  avoid  such   withholding,   foreign
shareholders  (as  defined  below)  that   beneficially  own  shares
generally  must  provide a  properly  completed  IRS Form  W-8BEN or other applicable  forms or  documentation  certifying their non-U.S.
status.
FOREIGN SHAREHOLDERS

U.S.  Federal income  taxation of a shareholder  who with respect to the  United  States is a  nonresident  alien  individual,  a foreign trust or  estate,  a  foreign  corporation  or  foreign  partnership
("foreign  shareholder")  depends on whether  the income of the Fund is  "effectively  connected"  with a U.S. trade or business  carried on by the shareholder.

If the income from the Fund is not  "effectively  connected"  with a
U.S.  trade  or  business  carried  on by the  foreign  shareholder, distributions  of investment  company taxable income will be subject to a U.S.  Federal  income tax of 30% (or lower treaty rate),  which
tax  is  generally  withheld  from  such   distributions.   However,
pursuant  to  recently  enacted   legislation,   for  taxable  years
beginning  after  December  31,  2004 and  before  January  1, 2008, certain  "interest-related  dividends" and "short-term  capital gain dividends"  paid  by the  Fund to a  foreign  shareholder  would  be eligible  for an  exemption  from  the  30%  U.S.  withholding  tax.
Interest-related  dividends  generally  are  dividends  derived from certain  interest  income  earned  by the  Fund  that  would  not be subject  to such tax if earned by a  foreign  shareholder  directly.
Short-term  capital gain dividends  generally are dividends  derived from the excess of a Fund's net  short-term  capital  gains over net long-term  capital  losses.  Both  "interest-related  dividends" and
"short-term  capital gains  dividends" must be designated as such by a  written  notice  mailed  to  shareholders  no later  than 60 days after the Fund's  taxable  year.  Such a foreign  shareholder  would generally  be exempt from U.S.  Federal  income tax on capital  gain dividends,  any amounts  retained by the Fund that are designated as undistributed  capital  gains and any gains  realized  upon the sale or exchange of shares of the Fund.

Also, any  distributions  paid by the Fund to a foreign  shareholder for  taxable  years  beginning  after  December  31, 2004 and before
January 1, 2008 will,  to the extent  attributable  to gain from the sale or exchange of a U.S.  real  property  interest,  be treated as gain  recognized  from the sale or exchange of a U.S.  real property interest and taxed as such to a foreign shareholder.

If the income from the Fund is  "effectively  connected" with a U.S.
trade  or  business  carried  on  by  a  foreign  shareholder,  then distributions  of investment  company  taxable  income,  any capital
gain  dividends,   any  amounts   retained  by  the  Fund  that  are
designated as  undistributed  capital  gains and any gains  realized upon the sale or  exchange  of shares of the Fund will be subject to
U.S.  Federal income tax at the graduated  rates  applicable to U.S.
citizens,  residents  or domestic  corporations.  Foreign  corporate shareholders  may also be subject to the branch  profits tax imposed by the Code.

In the case of a  non-corporate  foreign  shareholder,  the Fund may be required to withhold U.S.  Federal income tax from  distributions that are  otherwise  exempt  from  withholding  tax (or taxable at a reduced  treaty rate) unless the foreign  shareholder  certifies his foreign status under  penalties of perjury or otherwise  establishes an exemption. See "Backup Withholding."

The tax  consequences  to a foreign  shareholder  entitled  to claim the  benefits  of an  applicable  tax treaty  may differ  from those described  herein.  Foreign  shareholders  are  advised  to  consult
their  own  tax  advisors  with  respect  to  the   particular   tax
consequences to them of an investment in the Fund.

OTHER TAXATION

Fund  shareholders may be subject to state,  local and foreign taxes on their Fund distributions.

The  foregoing  is a brief  summary of certain  material  income tax matters that are  pertinent to  prospective  investors.  The summary is not,  and is not  intended  to be,  a  complete  analysis  of all provisions  of the U.S.  Federal  income  tax law  which may have an effect on such  investments.  This  analysis  is not  intended  as a
substitute  for  careful  tax  planning.  Accordingly,   prospective
investors  are urged to consult  their own  respective  tax advisors with  respect  to  their  own  respective  tax  situations  and  the effects of this investment thereon.

July 1, 2005
        PX0371.003